UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/06/2009

Sears Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51217

Delaware	20-1920798
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois 60179
(Address of principal executive offices, including zip code)

847-286-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Sears Holdings Corporation (the "Company") has determined that it will no longer provide its executive officers with a gross-up to cover the individual income tax incurred when corporate aircraft are used by executives for commuting, effective April 3, 2009. In fiscal 2008, two of the Company's named executive officers received tax gross-ups in the aggregate amount of $29,963 in connection with commuter travel on the corporate aircraft. The Company has a policy prohibiting use of the corporate aircraft for other personal use and thus did not provide any related tax gross-ups for the named executive officers in 2008.

The Company disclosed in its proxy statement for its 2009 annual meeting of stockholders that is has undertaken a process to sell the company planes in 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sears Holdings Corporation

Date: April 06, 2009	By:	/s/ William K. Phelan
William K. Phelan
Senior Vice President and Controller